MAST0311H 30 year 5.7's User ID: mgenis Deals Directory: /home/mgenis/DEALS
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Collateral Description Date: 11/17/2003 22:18:01 UBS Investment Bank
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Settlement Date: 11/28/2003 WHOLE 30 year WAC: 5.69 WAM: 358.00 Pricing Speed: 250 PSA
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Num Name Bond PassThru WAC WAM WALA Date Factor Bal owned Bal used Orig used * In Box
1 WHOLE 14 5.66760 5.91760 358 2 0/ 0 0.00000000 23144968.00 23144968.00 Inf 0.00
2 WHOLE 13 5.37770 5.62770 358 2 0/ 0 0.00000000 82855032.00 82855032.00 Inf 0.00

5.69 358.00 2.00 106000000.00 106000000.00 Inf 0.00